Exhibit (a)(2)


                              LETTER OF TRANSMITTAL
                                       OF
                                    TXU CORP.

                                 WITH RESPECT TO
                 FLOATING RATE CONVERTIBLE SENIOR NOTES DUE 2033
                              CUSIP NO. 873168 AD 0
                              CUSIP NO. 873168 AE 8

           PURSUANT TO THE OFFER TO PURCHASE, DATED SEPTEMBER 15, 2004

--------------------------------------------------------------------------------
  THIS OFFER WITH RESPECT TO FLOATING RATE CONVERTIBLE SENIOR NOTES DUE 2033 (THE "OFFER") AND YOUR RIGHT TO WITHDRAW FROM THIS OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME ON OCTOBER 13, 2004, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                          Attention: Carolle Montreuil

                                  By Facsimile:
                                 (212) 298-1915

                     For Information or Contact by Telephone
                                 (212) 815-5920

         DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated September 15, 2004 (the "Offer to Purchase").

         Any questions related to the procedures for tendering Floating Rate Convertible Senior Notes due 2033 (each, a "Convertible Note" and, collectively, the "Convertible Notes") and requests for assistance may be directed to the Co-Dealer Managers at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE PURSUANT TO AN OFFER TO PURCHASE MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR CONVERTIBLE NOTES TO THE DEPOSITARY PRIOR TO THE APPLICABLE EXPIRATION DATE.

         Holders who are tendering by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") should arrange for the DTC participant holding the Convertible Notes through its DTC account to tender those Convertible Notes in the applicable tender offer to the Depositary prior to the Expiration Date. In the event one or more brokers, dealers, banks, trust companies, custodians or other nominees acts as an intermediary between your agent and that DTC participant, your agent should arrange to deliver the tender instructions for the applicable Convertible Notes to the appropriate DTC participant. See THE OFFER--"Procedures for Tendering the Convertible Notes" in the Offer to Purchase.

         A tender will be deemed to have been received only when the Depositary receives (i) a duly completed agent's message through the facilities of DTC at the Depositary's DTC account or a properly completed Letter of Transmittal, and
(ii) confirmation of book-entry transfer of the Convertible Notes into the Depositary's applicable DTC account.

         You may submit only one agent's message or Letter of Transmittal for the Convertible Notes tendered.

         Notwithstanding any other provision of the offer, the obligations of TXU Corp., a Texas Corporation ("TXU"), to accept for purchase, and to pay the Purchase Price for, any Convertible Notes validly tendered and not properly withdrawn pursuant to the applicable offer is subject to and conditioned upon the satisfaction of or, where applicable, waiver by TXU of, all "Conditions of the Offers" described under THE OFFER--"Conditions of the Offer" in the Offer to Purchase.

         Under a separate Offer to Purchase, TXU Corp. is concurrently offering to purchase up to 11,433,285 of its outstanding Corporate Units and up to 8,700,000 of its outstanding Income PRIDES. This offer and such concurrent offers are not contingent upon each other.

         Describe the Convertible Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the pertinent information on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Convertible Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------
                        DESCRIPTION OF CONVERTIBLE NOTES
--------------------------------------------------------------------------------

Name(s) and Address(es) of      Cusip Number            Aggregate Principal
Holders                                                 Amount of Convertible
                                                        Notes Tendered
--------------------------------------------------------------------------------

     ---------------------------------------------------------------
     TOTAL PRINCIPAL AMOUNT OF
     CONVERTIBLE NOTES TENDERED
     ---------------------------------------------------------------

PAYMENT OF PURCHASE PRICE FOR CONVERTIBLE NOTES

         All Convertible Notes purchased in the offer will be purchased by TXU. Upon the terms and conditions of each offer, promptly following the Expiration Date, TXU will accept for payment and pay for, and thereby purchase, the Convertible Notes validly tendered and not properly withdrawn.

         For purposes of the offers, TXU will be deemed to have accepted for payment and therefore purchased the Convertible Notes that are validly tendered and not properly withdrawn only when, as and if TXU gives notice to the Co-Dealer Managers or the Depositary, as applicable, of TXU's acceptance of the Convertible Notes for payment on the part of the Depositary. TXU will pay the Purchase Price in U.S. Dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from TXU and transmitting payment to you. There may be tax consequences to receiving the Purchase Price in connection with any of the offers. See THE OFFER--"Purchase of the Convertible Notes; Payment of the Purchase Price" and PURPOSES, EFFECTS AND PLANS--"Material United States Federal Income Tax Consequences" in the Offer to Purchase.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO DEPOSITARY:

         The undersigned hereby tenders to TXU the above-described Convertible Notes upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

         Subject to, and effective upon, acceptance for payment of the Convertible Notes tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, TXU all right, title and interest in and to all Convertible Notes tendered and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Convertible Notes with full knowledge that the Depositary also acts as the agent of TXU with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

         The undersigned covenants, represents and warrants to TXU that, in connection with its tender of the Convertible Notes pursuant hereto:

         1. the undersigned has a "net long position" in the Convertible Notes at least equal to the Convertible Notes tendered within the meaning of Rule 14e-4 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         2.   the tender of the Convertible Notes complies with Rule 14e-4;

         3. the undersigned has received and read a copy of this document and the Offer to Purchase and understands and agrees to be bound by all the terms and conditions of the offer;

         4. the undersigned has full power and authority to tender the Convertible Notes;

         5. the undersigned has assigned and transferred the Convertible Notes to the Depositary and irrevocably constitutes and appoints the Depositary as its, his or her true and lawful agent and attorney-in-fact to cause the Convertible Notes to be tendered in the tender offers, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Purchase);

         6. the undersigned's Convertible Notes are being tendered, and will, when accepted by the Depositary, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a holder under the applicable terms of the tender offers; and

         7. the undersigned will, upon TXU's request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of the Convertible Notes.

         Your agent, by delivering, or causing to be delivered, those Convertible Notes and the completed agents' message or a completed Letter of Transmittal, to the Depositary is representing and warranting that you, as owner of the Convertible Notes, have represented, warranted and agreed to each of the above. The undersigned understands that TXU's acceptance of the Convertible Notes tendered pursuant to any one of the procedures described in the section captioned THE OFFER--"Procedures for Tendering the Convertible Notes" of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and TXU upon the terms and subject to the conditions of the offers. The undersigned acknowledges that under no circumstances will TXU pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment on the part of the Depositary.

         The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Convertible Notes.

         The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, TXU may terminate or amend the offer for the any of the Convertible Notes tendered or may accept for payment fewer than all of the Convertible Notes tendered.

         TXU will pay the Purchase Price in U.S. Dollars to the Depositary, which will act as your custodian or nominee for the purpose of receiving payment from TXU and transmitting payment to you.

         All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
       (PLEASE COMPLETE AND RETURN WITH THE ATTACHED SUBSTITUTE FORM W-9)
--------------------------------------------------------------------------------

(This Letter of Transmittal must be signed, if tendered by a DTC participant, exactly as such DTC participant's name appears on a security position listing as the owner of the Convertible Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to TXU of such person's authority to act.)

                         Dated:___________________, 2004

                                 (PLEASE PRINT)

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Capacity (full title):__________________________________________________________


Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:_________________________________________


Tax Identification Number, Social Security Number or Employer Identification Number:_________________________________________________________________________
(SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
               (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Dated: _______________, 2004


-----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART  I  - PLEASE  PROVIDE YOUR TAXPAYER
FORM W-9                       IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND        _________________________
PAYOR'S REQUEST                CERTIFY BY SIGNING AND DATING BELOW IN               Taxpayer Identification
FOR TAXPAYER                   PART III.                                            Number (Social Security
IDENTIFICATION                                                                      Number or Employer
NUMBER AND                     _________________________________________________    Identification Number)
CERTIFICATION                  NAME (Please print)

                               _________________________________________________
                               ADDRESS


                               _________________________________________________
                               CITY                STATE                ZIP CODE                PART II-
                                                                                           Awaiting Taxpayer
                                                                                         Identification Number
                               _________________________________________________
                                                                                                   [_]
                               PART III - CERTIFICATION - UNDER PENALTIES OF
                               PERJURY, I  CERTIFY THAT:

                               (1)      The number shown on this form is my
                                        correct Taxpayer Identification Number
                                        (or I am waiting for a number to be
                                        issued to me),

                               (2)      I am not subject to backup withholding
                                        because (a) I am exempt from backup
                                        withholding, (b) I have not been
                                        notified by the Internal Revenue Service
                                        (IRS) that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3)      I am a U.S. person (including a U.S.
                                        resident alien).

                               SIGNATURE:_______________________DATE:___________
                               (You must cross out item (2) of Part III if the
                               IRS has notified you that you are subject to
                               backup withholding because of under reporting
                               interest or dividends on your tax return. Also,
                               see instructions in the enclosed Guidelines for
                               Certification of Taxpayer Identification
                               Number on Substitute Form W-9)
-----------------------------------------------------------------------------------------------------------------


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                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

         To be completed ONLY if Convertible Notes in an amount not tendered or not accepted for purchase are to be issued in the name of, or checks for the Purchase Price are to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the box titled "Description of Convertible Notes" within this Letter of Transmittal or, if Convertible Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Facility other than the one designated above.

Issue: [_]Convertible Notes          [_] Checks

                           (CHECK AS APPLICABLE)

Name_________________________________
       (PLEASE PRINT)

Address______________________________
_____________________________________
(INCLUDE ZIP CODE)


_____________________________________
(TAXPAYER IDENTIFICATION NUMBER, SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER)
(SEE SUBSTITUTE FORM W-9 HEREIN

Credit unpurchased Convertible Notes by book-entry to the Book-Entry Transfer Facility account set forth below:

DTC Account Number: _________________

Number of Account Party:_____________

--------------------------------------------------------------------------------


INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.   Guarantee of Signatures.  No signature guarantee is required if either:

         o this Letter of Transmittal is signed by the DTC participant in the Book Entry Transfer Facility whose name appears on a security position listing as the owner of the Convertible Notes; or

         o the Convertible Notes are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.

In all other cases an eligible guarantor institution must guarantee all signatures on this letter of transmittal.

2. Delivery of This Letter of Transmittal, Convertible Notes and All Other Required Documents. To tender the Convertible Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal or an agents' message and a confirmation of a book-entry transfer into the Depositary's account with the Book-Entry Transfer Facility of such Convertible Notes tendered electronically and any other documents required by this Letter of Transmittal, must be received by the Depositary prior to the applicable the applicable Expiration Date.

Pursuant to authority granted by DTC, any DTC participant that has Convertible Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly tender such Convertible Notes as though it were the registered holder by so completing, executing and delivering the Letter of Transmittal. Tenders of Convertible Notes will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CONVERTIBLE NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY IS AT THE ELECTION AND RISK OF HOLDERS.

No alternative, conditional or contingent tenders of Convertible Notes will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal should be sent only to the Depositary. The Depositary will not accept any tender materials other than the Letter of Transmittal and the DTC participants' agents' messages.

Convertible Notes tendered may be withdrawn at any time before the expiration of the offer and, unless accepted for payment by TXU after the expiration of such offer, may also be withdrawn at any time after midnight, New York City time, on October 13, 2004. Except as otherwise provided in this Section 3, tenders of Convertible Notes are irrevocable.

For a withdrawal of Convertible Notes to be effective, a written notice of withdrawal must be timely received by the Depositary at its address appearing on the back page of this document. Any notice of withdrawal must specify the name of the tendering holder, the aggregate principal amount of Convertible Notes to be withdrawn and the name of the registered holder of the Convertible Notes. If you tendered your Convertible Notes through an agent and wish to withdraw your Convertible Notes, you will need to make arrangements for withdrawal with your agent. Your ability to withdraw the tender of your Convertible Notes will depend upon the terms of the arrangements you have made with your agent and, if your agent is not the DTC participant tendering those Convertible Notes, the arrangements between your agent and such DTC participant, including any arrangements involving intermediaries between your agent and such DTC participant.

If you tendered your Convertible Notes in book-entry form and wish to withdraw your Convertible Notes, you will need to deliver to the Depositary a signed notice of withdrawal specifying the name of the registered holder and the name and the number of the account at DTC to be credited with the withdrawn Convertible Notes, and must otherwise comply with DTC procedures.

The Depositary will require that your signature on a notice of withdrawal be guaranteed by an eligible guarantor institution.

The Depositary will return to tendering holders all Convertible Notes in respect of which it has received valid withdrawal instructions as soon as practicable after it receives of such instructions.

All questions as to the form and validity (including the time of receipt) of any notice of withdrawal will be determined by TXU, and TXU's determination will be final and binding. Neither TXU, nor any of the Depositary, the Co-Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

Withdrawals may not be rescinded, and any Convertible Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the offers unless the withdrawn Convertible Notes are properly re-tendered before the Expiration Date

All tendering Convertible Note holders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box entitled "Description of Convertible Notes" above is inadequate, the CUSIP numbers and aggregate principal amounts of Convertible Notes should be listed on a separate signed schedule and attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Convertible Notes. Tenders of Convertible Notes in response to the Offers will be accepted only in minimum principal amounts of $1,000 and integrals of $1,000 in excess thereof. If fewer than all of the Convertible Notes owned by a Holder are tendered, the Holder must fill in the aggregate principal amounts of such Convertible Notes tendered in the last column of the box titled "Description of Convertible Notes" herein. The entire aggregate principal amount represented by the Convertible Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. If less than the entire aggregate principal amount of Convertible Notes is tendered and accepted for purchase, the aggregate principal amount of Convertible Notes representing such untendered or unaccepted amount will be, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Convertible Notes are accepted for purchase.

5.   Signatures on Letter of Transmittal.

         o Exact Signature. If this Letter of Transmittal is signed by a DTC participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Convertible Notes tendered hereby, the signature must correspond with the name shown on the Security position listing as the owner of such Convertible Notes.

         o Joint Holders. If the Convertible Notes tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

         o Signatures of Fiduciaries. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to TXU of his or her authority to so act.

6. Transfer Taxes. TXU will pay all transfer taxes applicable to the purchase and transfer of the Convertible Notes, except in the case of deliveries of Convertible Notes for Convertible Notes not tendered or not accepted for payment that are registered or issued in the name of any person other than the DTC participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Convertible Notes tendered thereby.

7. Special Payment and Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes for Convertible Notes not tendered or not accepted for purchase to be made in connection with the offers are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. If no instructions are given, Convertible Notes not tendered or not accepted for purchase will be returned to the registered or acting Holder of the Convertible Notes tendered. Any Holder tendering by book-entry transfer may request that Convertible Notes not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Convertible Notes not tendered or not accepted for purchase will be returned by crediting the account at the Book Entry Transfer Facility designated above.

8. Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Convertible Notes will be determined by TXU, in its sole discretion, the determination of which shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF CONVERTIBLE NOTES WILL NOT BE CONSIDERED VALID. TXU reserves the absolute right, in its sole discretion, to reject any or all tenders of Convertible Notes that are not in proper form or the acceptance of which would, in TXU's opinion, be unlawful. TXU also reserves the right to waive any defects, irregularities or conditions of tender as to particular Convertible Notes.

TXU's interpretations of the terms and conditions of the offer (including the instructions in this Letter of Transmittal) will be final and binding.

Any defect or irregularity in connection with tenders of Convertible Notes must be cured within such time as TXU determines, unless waived by TXU. Tenders of Convertible Notes shall not be deemed to have been made until all defects or irregularities have been waived by TXU or cured.

9. Questions and Requests for Assistance and Additional Copies. Questions and requests for additional copies of the Offer to Purchase or the Letter of Transmittal may be directed to any Co-Dealer Manager, at its respective telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

10. Tax Identification Number and Backup Withholding. Current U.S. Federal income tax law generally requires that an owner of Convertible Notes whose tendered Convertible Notes are accepted for purchase, or such person's assignee (in either case, the "payee"), provide the Depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding at the applicable backup withholding rate on the gross proceeds received pursuant to the offer. Such reportable payments generally will be subject to information reporting even if the Depositary is provided with a TIN. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this letter of transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that

         o    the payee is exempt from backup withholding,

         o the payee has not been notified by the IRS that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

         o the IRS has notified the payee that the payee is no longer subject to backup withholding.

If the payee lacks a TIN, the payee should

         o consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

         o    check "Awaiting Taxpayer Identification Number" in the box in
              PART II of the Substitute Form W-9, and

         o sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

If the payee does not provide the payee's TIN to the Depositary, backup withholding may apply with respect to payments made pursuant to the offer. Note that checking the box in PART II on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Convertible Notes are held in more than one name or are not in the name of the actual owner), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" on the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

                         The Depositary for the Offer is

                              THE BANK OF NEW YORK

                               By Hand or Courier:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                          Attention: Carolle Montreuil

                                  By Facsimile:
                                 (212) 298-1915

                    Confirm by Telephone or for Information:
                                 (212) 815-5920


                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 714-3312

                    The Co-Dealer Managers for the Offer are:


      BANC OF AMERICA SECURITIES LLC                 MERRILL LYNCH & CO.

      9 West 57th Street, 40th Floor          Attn: Liability Management Group
         New York, New York 10019                  World Financial Center
     Toll Free: (888) 583-8900 x2200                     North Tower
         Or Call: (212) 933-2200                  New York, New York 10080
                                                  Toll Free: (888) 654-8637
                                              Or Call: (212) 449-4914 (collect)



           GOLDMAN, SACHS & CO.                      UBS SECURITIES LLC

    Credit Liability Management Group                UBS Investment Bank
             75 Broad Street                  Attn: Liability Management Group
         New York, New York 10004                   677 Washington Blvd.
        Toll Free: (877) 686-5059                Stamford, Connecticut 06901
    Or Call: (212) 902-3440 (collect)          Toll Free: (888) 722-9555 x4210
                                              Or Call: (203) 719-4210 (collect)


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